QILU BANK

Warehouse & Storage Supervision and Management Agreement of Qilu Bank

No.: Q.L.Y.L.S.D.L.C.J.Z.No.007

Party A (pledgee): Jinan East Lishan Road Branch of Qilu Bank Co., Ltd.
Address: No.112 Jiefang Road, Jinan
Principal: Liu Wei		Position: President of bank
Contact person: Li Xiang	Tel: 82905066	Fax: 82905066

Party B (pledger): Shandong Global Pharm Co., Ltd.
Address: No. 80 Jiangjun Road, Jinan City
Principal: Song Yanliang	Position: Legal representative & general manager
Contact person: Dong Dong	Tel: 88276926	Fax: 88276926

Party C (supervisor): Shandong Yayin Assets Management Co., Ltd.
Address: A8-07, Qilu International Building, No.180 Quancheng Road, Jinan City
Principal: Liu Miao	Position: Legal representative
Contact person: Wang Jirui	Tel: 82350296	Fax: 82350296

To guarantee the performance of No. 007 Comprehensive Credit Granting Contract of Legal Person of Qilu Bank (L.S.D.L.F.S.Z.) and No. 007 Mortgage Contract of Maximum Amount for Goods Control and Financing Of Qilu Bank (L.S.D.L.K.H.Z.G.Z.Z.) signed by Party A and Party B in 2011 (the two contracts are called “Credit Granting & Pledge Guarantee Agreement”), the pledger agrees to make its own goods stored in the warehouse of Party C as the pledge guarantee of the credit granting provided by Party A. As the agent of Party A, Party C occupies the goods and assumes the supervision obligations according to the agreement of this agreement. The agreement is made by the three parties through equal negotiation in accordance with the Contract Law of The People’s Republic of China, Guarantee Law of The People's Republic of China and relevant laws and regulations.
Article 1: Regulations on pledged property
1.
Party B shall provide the pledged property approved by Party A, and the property is regarded as the guarantee of credit granting provided by Party A; Party C occupies the property according to the contract to execute the maintenance and supervision responsibilities.

2.
The pledged property provided by Party B is legally owned by Party A, Party B shall provide the materials that can prove the ownership, quantity and quality (including but not limited in the sales and purchase contract, value-added invoice, customs declaration list, waybill, quality qualification certificate and commodity inspection certificate), and it shall take charge of the authenticity and efficiency; if Party A or the third party has loss owing to the defects of ownership, Party B shall assume the compensation responsibility. The loss of Party A and its agent caused by the hidden defects shall be assumed the responsibility by Party B.

3.
Party B shall guarantee that the pledged property has no legal defect, including but not limited in the taxation, customs, industry & commerce, commodity inspection and environmental protection. If the property has the above defects, Party A has right to stop the using of Party B of the granted credit amount, and require Party B and the guarantee party (not Party C) to pay back the used credit amount promptly.

4.
The pledged property shall be based on the List of Pledged Property (attachment 2), if the Credit Granting & Pledge Guarantee Agreement or List of Pledged Property have no clear regulations on the property, or the agreed property is not consistent with the actual property, it shall regard the actual property as the standard.

5.
Before Party A pays back the debts of Party A, whatever Party B picks up or replace the goods, the stored property shall comply with the requirements of Lowest-demand Notice of Stored Pledged Property (see attachment 6); the property value (total control quantity) is equal to the value that the unit price of pledged property multiplies by property quantity (or weight), and the unit price of the property is based on the written notice of Party A.

6.
The occupation and supervision of the pledged property doesn’t affect, offset or prevent Party A enjoying the rights of Credit Granting & Pledge Guarantee Agreement. The obligation performance and assuming of responsibilities of Party B under this agreement shall exempt, reduce and offset the obligations under Credit Granting & Pledge Guarantee Agreement and other guarantee responsibilities provided by Party B as well as the obligations and responsibilities of the guarantee party of Party B.

7.
Party B promises that if there are unfavourable situation of the goods during pledge right keeping period (including but not limited in missing, damage, deterioration and loss), Party B quits lodging the claim of Party A.

Article 2: Occupation and supervision
1.
Party B agrees to pledge the goods kept by Party C to Party A, Party C agrees to keep the goods in the warehouse or place with its ownership and using right, and comply with the agreement to perform the keeping and supervision responsibilities.

2.
Party B adopts indirect occupation method to supervise the property, and entrust Party C to occupy the pledged property. When Party B signs to confirm the List of Pledged Property, the occupation is transferred to Party A, and the pledge supervision begins. Party B shall guarantee to coordinate the occupation and supervision of Party C.

3.
Party C shall confirm that it has complete and exclusive using right or ownership for the supervision place or warehouse, so there are no defects legally. If there are legal defects which cause the failing of pledge right or bad effect of Party A, Party C shall take the responsibility.

4.	Party C shall assume the following obligations and responsibilities during the supervision period as follows:
(1)
Handle the pledged property appropriately and cautiously according to the relevant regulations and the agreement of this contract; it shall promptly notify Party A if the pledged property goes against the safety of credit granting.

(2)
Receive the survey, inspection and inquiry for the property of Party A, promptly issue the new List of Pledged Property so as to make the property in the List keep consistent with the actual property; and guarantee that the List is affirmed by Party B.

(3)
Keep the supervised property according to the marking graph of goods location issued by Party A; put the pledged goods of Party B and the goods that are not pledged by Party B as well as the goods of other customers in different locations; it shall get the written permission of Party A when transferring the location of the pledged goods of Party B, and promptly update the new marking graph of goods location.

(4)	Make Party B pick up or replace the goods according to the written indication of Party A and agreement of this agreement, and pick up the pledged goods of Party A.
(5)
Examine the pledged property (including the incoming and outgoing goods) and guarantee that the value of the goods after picking up or replacing complies with the regulations of item 5 of Article 1of this agreement.

(6)
Deliver the incoming & outgoing and storage information of the pledged goods after 10:00 a.m. of last one working day till the present time before 10:00 a.m. of each working day to Party A, in the form of fax (the appointed fax No. is 0531-82905066) and electronic data (the appointed e-mail address is: success5166 @163.com); it shall prepare well the data backup; if there is the change of supervisor of Party C, it shall promptly notify Party A.

(7)
Party C shall establish complete registration record for incoming account; and register & check whether the goods value after picking up or replacing of Party B complies with the regulations of item 5 of Article 1of this agreement.

(8)
After handling the goods incoming of Party B, Party C shall set the pledge marks for the property like sticking the labels or making signs, the styles of labels or signs shall abide by the requirements of Party A (attachment 8).

(9)	Take other obligations and responsibilities in accordance with the provisions of this agreement, contract law or industrial rules.
5.
Party C shall take the responsibility if it violates the above agreements causing the failing of pledge right or less value of pledged property of Party A. If the lowest value of pledged goods occupied and supervised by Party C is no consistent with the regulations of item 5 of Article 1, Party C shall take the relevant compensation responsibility for the mistakes or less value of pledged property.

6.
The keeping period for Party C to occupy and supervise the pledged property is calculated since the day that Party B signs the List of Pledged Property issued by Party C, until that Party A issues Lowest-demand Notice of Stored Pledged Property with the control line of zero to Party C.

7.	It will not affect the validity of pledge whether Party C complies with the regulations of this article to set the pledge signs or not.
Article 3: Pledge notice and seal style
1.
When the pledged property enters warehouse or it picks up or replaces the goods each time, Party A and Party B shall issue the Inquiry & Pledge Notice to Party C, so as to notify the pledge matters; Party C shall issue the List of Pledged Property after receiving the notice and require Party B to confirm. Party B shall authorize the operator to sign or make reserve seal or seal on the List; after the confirmation, the List of Pledged Property automatically becomes attachment under the pledge & guarantee contract and this agreement, and it doesn’t need to sign the supplementary agreement separately. If the List has the inconsistency with the pledge & guarantee contract, it shall regard the List of Pledged Property as the standard, and the relevant content in the pledge & guarantee contract shall be revised. After signing the List of Pledged Property, if it cannot be delivered to Party A on the spot, it shall be kept by Party C and faxed to Party A at the signing day (with the fax No. of 0531-82905066); the original List of Pledged Property shall be delivered to Party A by Party C within three days.

2.
When the pledged property enters the warehouse or it picks up or replaces the goods each time, Party C shall issue the incoming and outgoing list for the pledged goods, and require Party B to confirm and sign.

3.	The effective seal style of Inquiry & Pledge Notice is as follows:

Party A:	Party B:

The effective seal style of List of Pledged Property of Party B and Party C is as follows:

Party B:	Party C:

4.	If Party B and Party C use the administrative seal to sign the List of Pledged Property and other attachments under this agreement, it will have the same legal effect.
5.	The List of Pledged Property represents the confirmation on the pledge of Party B and Party C.
6.
The pledged property with the pledge sign is the goods owned by Party B and pledged to Party A. If the pledged property without the pledge sign belongs to the goods regulated in the relevant pledge contract and its attachments (including but not limited in the List of Pledged Property), it still belongs to the goods pledged to Party A.

Article 4: Regulations of picking up
1.
If the actual value of the pledged goods exceeds the lowest value required by Party A, Party B doesn’t need to add or supplement the deposit as for the picking up or replacing of the exceeding part, it can directly apply for picking up or replacing to Party C; Party C shall seriously comply with the contract to handle; meanwhile, it shall guarantee that the goods value of the pledged property occupied and supervised by Party C after picking up and replacing shall not be lower than the lowest value required in Lowest-demand Notice of Stored Pledged Property.

2.
When the actual value of the pledged property is equal to the lowest value required by Party A, Party B can use the deposit, certificate of deposit and government bond certificate that approved by Party A to displace the pledged goods. Party B shall firstly issue the Application for Picking Up to Party A (see attachment 3), after handling the displacement procedures, Party A shall issue the Notice for Picking Up (see attachment 4) to Party C. Party C shall pick up the goods according to the content of Notice for Picking Up.

3.
The goods value for displacement is calculated as follows: Displaced goods value = (Amount of deposit, certificate of deposit and government bond certificate) ÷pledge rate (in accordance with the provisions of Mortgage Contract of Maximum Amount for Goods Control and Financing of Qilu Bank).

4.
If the actual value of pledged property is equal to the lowest value of pledged property required by Party A, the Notice for Picking Up issued by Party A is the only effective certificate for Party B (including the appointed person of Party B, the dame below) to pick up the goods and remove the goods out of warehouse. Party B cannot pick up the goods without the Notice for Picking Up issued by Party A, and Party C shall not pick up the goods for Party B; otherwise, if Party B violates the provisions of Credit Granting & Pledge Guarantee Agreement and this agreement , Party A has right to adopt, including but not limited in announcing the expiry of credit granting in advance, stop using the credit granting of Party B, requiring Party B paying back the credit granting, paying the liquidated damages, assets preserve, proposing arbitration or lawsuit.

5.	The lowest value of the pledged property in above articles is applicable to the agreement of item 5 of Article 1 of this contract.

6.	The effective sealing of Notice for Picking Up issued by Party A refers to the seal and appointed person’s handwriting (signature), with the sealing style as follows:

The appointed person of Notice for Picking Up issued by Party A is:
(1)	Hu Beinan with the handwriting like: or
(2)	with the handwriting like .
The pledged property cannot be removed out of the warehouse without the handwriting of appointed person of Party A and above seal. If Party C violates the above regulations to make Party B to pick up the goods, Party C shall assume the relevant responsibility.
Party A shall send the original document of Notice for Picking Up or fax (fax No: 82905066) to Party C after signing the Notice. Party C shall check the relevant seal, signature and fax No. after receiving the fax of Notice for Picking Up, and shall check with the personnel appointed by Party A    (Tel:       )， and then it shall approve to handle the goods picking up of Party B. If using the fax to send the Notice, Party A shall deliver the original Notice for Picking Up to Party C within 5 working days. After receiving the Notice of Party A, Party C shall make the accounts of Party B in its stock, so as to reduce the supervised quantity of pledged goods and increase non-supervised quantity pledged goods. When Party B picks up the goods from Party C, Party C shall deliver the goods that are released from the supervision to Party B; Party C shall not deliver the rest pledged goods occupied and supervised by Party C to Party B.
7.	Party C shall issue the Receipt of Notice for Picking Up (see attachment 4) after making Party B to pick up the goods according to the Notice for Picking Up of Party A.
Article 5: Price
1.
The price of pledged goods shall be determined by Inquiry & Pledge Notice and Price Determining / Adjusting Notice (see attachment 5) delivered by Party A and Party B to Party C; Party A has right to adjust according to the market change and provisions of the agreement.

2.
When the current market price of pledged property declines over 5% compared with the price determined at the valid time of the pledge, whether Party A gives the notice or not, Party B shall add the deposit or the pledged property according to the declining rate within 3 days; if it doesn’t make up or complement, Party B will be deemed as breach of the contract under the entire credit granting items, Party A has right to announce the prior expiry of granting credit line and require the prior paying back of the used amount.

Article 6: Way of payment
1.
The three parties agree that Party B assumes the charges related to supervision of Party C under this agreement. Party B shall pay the relevant fees to Party C promptly according to this agreement; the charging standard and payment time are listed in the Engagement of Charges (see attachment 7).

2.	If Party B doesn’t pay off the charges of Party C, Party C shall issue the written notice to Party A and Party B.

3.
Party A shall enjoy the pledge right according to this agreement, and it shall promise to pay for the unpaid items of Party B for Party C in priority with the amount obtained from executing the pledge right.

4.	Non-performance and dispute of agreement of two parties shall not influence the performance of the three-party agreement.
Article 7: Other agreements
1.
During the pledge right keeping period, Party A has right to require Party B handling the insurances of the pledged property, and the insurance fees shall be assumed by Party B; the first beneficiary of insurance is Party A; the insurance policy and insurance transfer letter shall be kept by Party A, and the insurance type, amount and period shall comply with the requirements of Party A; it shall handle the insurance continuously before paying off the debt under the Credit Granting & Pledge Guarantee Agreement. If the insurance of pledged property has been handled before the pledge, it shall change the first beneficiary of insurance into Party A within the period regulated by Party A (if the original sum and type insured don’t comply with Party A’s regulation, it shall re-submit). If there is the insurance accident, Party B and Party C shall promptly notify Party A; the insurance compensations shall be directly used for paying back the principal & interest and fees of credit granting.

2.
Party A has right to tolerate and extend to execute with regards to the behaviors of breach of contract or delaying of Party B and Party C under this agreement or credit granting agreement, which shall not damage, effect and restrict Party A to enjoy the interests and rights in accordance with this agreement and Credit Granting & Pledge Guarantee Agreement, and it shall not be regarded as the approval of any damaging of this agreement of Party A, and it also cannot be deemed that Party A quits the rights to take actions for the current or future default behaviors.

3.
This agreement connects and supplements the content of Mortgage Contract of Maximum Amount for Goods Control and Financing of Qilu Bank; if there is inconsistency between two agreements, it shall regard this agreement as the standard.

4.	Any controversies and disputes under this agreement shall be governed by the people’s court at the location of Party A.
5.	Others:
Any revisions of this agreement shall be in the written form, and will take effect after sealed by all parties.
Article 8: Statement and guarantee
1.	The three parties shall be the civil legal entities with full capacity for civil right and capacity for civil conduct.
2.
The three parties sign this agreement on their own will. Party B and Party C have known the entire contents and terms of this agreement as well as the legal results; Party A has adopted reasonable method to submit the notice of the whole contents and terms of the agreement.

3.
Party B all guarantee that the pledged property is the legal asset of Party B, and the property will not be mortgaged, pledged and rented to other persons before concluding the agreement or after concluding the agreement, and there shall be no other situations that affect or hinder the pledge right of Party A.

4.	The three parties shall perform the agreement honestly and provide necessary and complete assistance and coordination for other parties to execute the agreement.

5.
The three parties shall not use the previous agreements or internal rights limitation to oppose the performance of obligations under this agreement or propose the disputes on the effect of the agreement.

Article 9: Responsibility for breach of contract
1.
If one party violates this agreement, it shall pay the liquidated damages or compensation to the observant party. If the payment is delayed, it shall pay the overdue fine with five-ten thousandths of the unpaid amount; it shall compensate for the actual loss of the observant party caused by the violation of other contract obligations.

2.
If Party B violates the credit granting agreement or this agreement, Party A has right to announce the prior expiry of granting credit line, stop Party A using the granting credit line or reduce the credit line, as well as adopt the relevant remedial measures and requires Party B and its guarantor (excluding Party C) paying back the used credit granting line in priority.

3.	Party C shall assume the compensations for the shortage of pledged property or failing of pledge right of Party A owing to its improper supervision.
Article 10: Other agreed matters

Article 11: Taking effect
1.	This agreement will take effect after signing and sealing by the representatives of three parties (or principals and entrusted agents) or with the special contract seal.
2.	The following agreements will be regarded as the indivisible parts of this agreement, so they have the same legal effect with this agreement.
Attachment 1: Inquiry and Pledge Notice
Attachment 2: List of Pledged Property
Attachment 3: Application for Picking Up
Attachment 4: Notice for Picking Up and Receipt of Notice for Picking Up
Attachment 5: Price Determining / Adjusting Notice
Attachment 6: Lowest-demand Notice of Stored Pledged Property
Attachment 7: Engagement of Charges
Attachment 8: Labels and Signs Style of Pledged Property
3.	The handwriting and printing words in this agreement have the same effect.
4.	The agreement has three copies, with each party holding one, and each copy has the same legal effect.

Party A: Jinan East Lishan Road Branch of Qilu Bank Co., Ltd. (Seal)
Principal or entrusted agent: Liu Wei (Seal)
April 27, 2011

Seal of Party B: Shandong Global Pharm Co., Ltd.
Legal representative or entrusted agent: Song Yanliang (Seal)
April 27, 2011

Seal of Party C: Shandong Yayin Assets Management Co., Ltd.
Legal representative or entrusted agent: Liu Miao
April 27, 2011

Attachment 1
Inquiry and Pledge Notice

(Issued jointly by the pledgee and pledger)
No.
To Shandong Yayin Assets Management Co., Ltd. (the supervisor),

Your company agrees to keep the following goods stored in your warehouse or location by Shandong Global Pharm Co., Ltd. (hereinafter referred to as the pledger) and perform the supervision and management responsibilities according to No.007 Warehouse & Storage Supervision & Management Agreement (Q.L.Y.L.S.D.L.C.J.Z.) in 2011 (hereinafter referred to as the Warehouse & Storage Supervision and Management Agreement). The pledger hereby pledges the above goods to the pledgee, Jinan East Lishan Road Branch of Qilu Bank. Your company shall check whether goods in the following list are under the occupation and supervision of your company. If it is consistent, your company shall perform the supervision and management responsibilities strictly according to the agreement. During the period of supervision and management, the lowest value of the pledged property shall not be less than RMB 6 million. When the actual value or actual quantity of the pledged property is equal to the lowest value or quantity of the pledged property, the procedure for goods picking up shall be handled for the pledger according to the Warehouse & Storage Supervision and Management Agreement.
The goods details:
Name	Specification	Quantity	Unit	Manufacturer	Unit price	Certificate No.	Goods section No.

If the goods details are too much, please see the attachment. The attachment shall be affixed with the pledger’s signature and seal on the perforation. The attachment shall include contents listed in the above table.

Bank (pledgee): Jinan East Lishan Road Branch of Qilu Bank Co., Ltd.	Goods owner (pledger): Shandong Global Pharm Co., Ltd.

April 27, 2011

Attachment 2
List of Pledged Property (Confirmation Receipt of Pledge)

(Issued by the supervisor and confirmed by the pledger)
No.

To Jinan East Lishan Road Branch of Qilu Bank Co., Ltd.,
The pledger stores goods listed in the following table to the warehouse/location with the use right belonged to the supervisor, and to be kept by the supervisor. The supervisor agrees to keep the above goods and perform the supervision and management responsibilities according to the relevant agreement.
The pledger pledges goods listed in the following table to your bank and the pledger guarantees that it has legal ownership to the goods and the goods have no defect, dispute, pledge and re-pledge conditions. The pledger shall also be responsible for the accuracy and legality of all documents and materials related to the pledge. The pledged property has been delivered to the supervisor designated by your company for occupation, keeping, supervision and management as the pledge guaranty of the debts under No. 007 Comprehensive Credit Granting Contract of Legal Person of Qilu Bank (L.S.D.L.F.S.Z.) in 2011. The List is the indivisible attachment of No. 007 Mortgage Contract of Maximum Amount for Goods Control and Financing Of Qilu Bank (L.S.D.L.D.C.Z.G.Z.Z.) in 2011.
During the period of supervision and management, the lowest value of the pledged property shall not be less than RMB 6 million. When the actual value or actual quantity of the pledged property is equal to the lowest value or quantity of the pledged property, the pledger shall handle the procedure for goods picking up according to No.007 Warehouse & Storage Supervision and Management Agreement (Q.L.Y.L.S.D.L.C.J.Z.) in 2011.

The goods details:
Name	Specification	Weigh	Quantity	Manufacturer	Unit price	Certificate No.	Goods section No.

Seal (signature specimen) of goods owner (pledger): Shandong Global Pharm Co., Ltd.
April 27, 2011

Our company has received the No.007-1 Inquiry and Pledge Notice jointly signed by your company and the pledger and confirmed that our company agrees to keep the goods (details see the above table) stored in our warehouse/location by the pledger, and knew that the pledger’s goods (details see the above table) kept by our company has been pledged to your bank. The above pledged property is really under the occupation, keeping, supervision and management of our company. Our company will perform the occupation, keeping, supervision and management responsibilities strictly according to the No.007 Warehouse & Storage Supervision and Management Agreement (Q.L.Y.L.S.D.L.C.J.Z.) in 2011.
During the period of supervision and management of our company, the lowest value of the pledged property shall not be less than RMB 6 million. When the actual value or actual quantity of the pledged property is equal to the lowest value or quantity of the pledged property, the procedure for goods picking up shall be handled for the pledger (and its designator) according to the Warehouse & Storage Supervision and Management Agreement.
The List of Pledged Property constitutes the confirmation to the pledged property.

Seal (signature specimen) of supervisor: Shandong Yayin Assets Management Co., Ltd.
April 27, 2011

Attachment 3
Application for Picking Up

(Issued by the pledger)
No.
To                                      of Qilu Bank Co., Ltd,

In accordance with No.               Warehouse & Storage Supervision and Management Agreement (Q.L.Y.                 C.J.Z.) in              , our company (tick “√” in the option):

□
Our company has transferred totally RMB          deposit/money to the deposit account with the number of                                      opened by our company in your bank, the deposit shall be the pledge guaranty of debts under No.             Comprehensive Credit Granting Contract of Legal Person of Qilu Bank (              F.S.Z.) in             .

□	Our company has returned totally RMB debts under No. Comprehensive Credit Granting Contract of Legal Person of Qilu Bank ( F.S.Z.) in .

□
Our company takes our deposit receipt (national debt and bank acceptance bill) with the number of                              , the depositor (issuer) of                            and the amount of                         as the pledge guaranty of debts under No.                 Comprehensive Credit Granting Contract of Legal Person of Qilu Bank (                   F.S.Z.) in                 .

We hereby apply for handling the procedures for picking up the following pledged property according to the agreement.
The goods details:
Name	Specification	Quantity	Quantity unit	Unit price	Certificate No.	Goods section No.	Manufacturer	Remark

The value of goods picked up is RMB                                               ; the operator of goods picking up is                                 with the ID number of                                                       .

Goods owner (pledger): Shandong Global Pharm Co., Ltd. (signature specimen)
Date:

Attachment 4
Notice for Picking Up

(Issued by the pledgee)
No.

To                                         (the supervisor),

In accordance with No.              Warehouse & Storage Supervision and Management Agreement (Q.L.Y.                   C.J.Z.) in                 , our bank agrees that                                              handles the procedures for picking up and delivering the pledged property in the following table. The operator of goods picking up is                                 with ID number of                                              . Your company shall review and handle the procedures for picking up and delivering goods listed in the following table.

The goods details:
Name	Specification	Quantity	Quantity unit	Unit price	Certificate No.	Manufacturer	Goods section No.	Remark

After picking up goods at this time, the lowest value of the pledged property is RMB               , or the lowest quantity is                              , which constitutes change of the pledged property for pledge guaranty under the credit granting agreement.

                                              of Qilu Bank (signature specimen)
Signature of the designator:                       (signature specimen)
Date:

Notice for Picking Up (Receipt)

(Issued by the supervisor)
No.
To                                        of Qilu Bank,

We have received the No.               Notice for Picking Up issued by your bank. In accordance with No.    Warehouse & Storage Supervision and Management Agreement (Q.L.Y.     C.J.Z.) in     , our company has handled the goods picking up and delivering procedures of the above Notice for Picking Up issued by your bank, the person of goods picking up is       . Details of goods picked are as follows:

Name	Specification	Quantity	Quantity unit	Manufacturer	Unit price	Certificate No.	Goods section No.

After picking up goods at this time, the lowest value of the pledged property is RMB       , or the lowest quantity is           ,

Supervisor: Shandong Yayin Assets Management Co., Ltd. (signature specimen)
Date:

Attachment 5
Price Determining / Adjusting Notice

(Issued by the pledgee)
No.
To           (the supervisor and the pledger),

In accordance with No.    Warehouse & Storage Supervision and Management Agreement (Q.L.Y.     C.J.Z.) in     , we hereby notify the pledged property price determined or adjusted to your company. Please perform according to the pledged property price determined in the following table.
Name	Specification	Manufacturer	Unit price (RMB)

                              of Qilu Bank Co., Ltd.
Date:

Attachment 6
Lowest-demand Notice of Stored Pledged Property

(Issued by the pledgee)

No.
To Shandong Yayin Assets Management Co., Ltd. (the supervisor),

During the period of pledge, the stored pledged property of Shandong Global Pharm Co., Ltd. shall always meet the flowing requirements, and your company shall review and perform.

Requirement on pledged property category	Requirement on pledged property structure ratio	Limitation on pledged property delivering time	Lowest balance of pledged property

Drugs			RMB 6 million

Jinan East Lishan Road Branch of Qilu Bank Co., Ltd. (Seal)
April 27, 2011

Attachment 7
Engagement of Charges

In accordance with No.    Warehouse & Storage Supervision and Management Agreement (Q.L.Y.     C.J.Z.) in     , three parties of Warehouse & Storage Supervision and Management Agreement agree that all charges caused by Party C (the supervisor) performing supervision and management to the pledged property shall be assumed by Party B (the pledger           ).

Charge standard of supervision and management fee:
Payment time:
Others:
Party B shall fully pay fees to Party C timely according to the agreement; otherwise, Party C has the right to exercise rights under the Agreement.

Party B: Shandong Global Pharm Co., Ltd. (Seal)
Party C: Shandong Yayin Assets Management Co., Ltd. (Seal)

Attachment 8
Labels and Signs Style of Pledged Property
I.	Labels

Pledged Property of Qilu Bank
The pledger
The pledgee
The supervisor

(Size: 8.5cm×12.5cm; it shall be used for goods external packing pasting and made with adhesive sticker)

II.	Signs
1.	No.1 sign

QILU BANK
Pledge Supervision and Management Warehouse
The pledger:
The pledgee:
The supervisor:

(Size: 60cm×40cm; it shall be hanged at the door of the pledge warehouse. It is made by metal material, which can be added support)

2.	No.2 sign
QILU BANK
Pledged Property
The pledger:
The pledgee:
The supervisor:

(Size: 60cm×40cm; it shall be set beside goods stack. It is made by metal material, which can be added support)